Merger with Spring Valley	3 Months Ended
Mar. 31, 2022
Merger with Spring Valley
Merger with Spring Valley

3.Merger with Spring Valley

In December 2021, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Spring Valley Acquisition Corp. (“Spring Valley”) and Spring Valley Merger Sub, LLC (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger (the “Surviving Company”), Spring Valley will be renamed NuScale Power Corporation, and the Company will continue to be held as a wholly controlled subsidiary of NuScale Power Corporation in an “Up-C” structure.

In connection with the Merger, each Convertible Preferred Unit (“CPU”) of the Company will be converted into a certain number of common units, and each NuScale common unit will receive a certain number of Surviving Company Class B common units and non-economic voting shares of NuScale Power Corporation Class B common stock. Holders of Surviving Company Class B common units will have the right to exchange each Surviving Company Class B common unit they hold, together with the cancellation for no consideration of one share of NuScale Power Corporation Class B common stock, for one share of NuScale Power Corporation Class A common stock (or cash), subject to certain restrictions.

Further, in connection with the Merger Agreement, Spring Valley also entered into subscription agreements with investors to purchase shares of NuScale Power Corporation Class A common stock for $211,000. These investments are contingent on the closing of the Merger. Additionally, $30,000 of these investments were contingent on the entry into definitive documents between the investor, Fluor Corporation and NuScale with respect to certain ancillary commercial arrangements, which were satisfied in February 2022.

Finally, in connection with the Merger, the convertible loan held by Fluor, identified in the balance sheet as convertible note payable, will be converted into NuScale common units (which will then receive Surviving Company common units and non-economic voting shares of NuScale Power Corporation Class B common stock).

Liquidity

The Company’s financial statements have been prepared on a basis which assumes that it will continue as a going concern, which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business. Since inception, the Company has incurred and expects to continue to incur net losses and negative operating cash flow. Management expects that future operating losses and negative operating cash flows may increase from historical levels because of additional costs and expenses related to the development of technology and the development of market and strategic relationships with other businesses. However, as noted in the subsequent events footnote, on May 2, 2022 the merger was consummated, resulting in the receipt of $341,000 in cash. The Company believes that based on its current level of operating expenses and its currently available cash resources, it will have sufficient funds available to cover operating cash needs through the twelve month period from the financial statement reporting date. As a result of this merger, management has concluded that there is no substantial doubt about the Company’s ability to continue as a going concern within one year of the issuance date of these consolidated financial statements.